Exhibit 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF ALPHA NETWORK ALLIANCE VENTURES INC.

In connection with the accompanying Annual Report on Form 10-K of Alpha Network Alliance Ventures Inc. for the year ended December 31, 2012, the undersigned, Eleazar Rivera, President and Chief Executive Officer of Alpha Network Alliance Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of Alpha Network Alliance Ventures Inc.

Date: February 3, 2014

/s/ Eleazar Rivera
Eleazar Rivera
President, Secretary, Treasurer and Director (principal executive officer, principal financial officer and principal accounting officer)